QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Eagle Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-25923 (Commission file number)	52-2061461 (IRS Employer Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        Explanatory Note.    On November 5, 2014, Eagle Bancorp, Inc. ("Eagle") filed a Current Report on Form 8-K reporting the completion of its acquisition of Virginia Heritage Bank ("VHB") on October 31, 2014. In that filing, Eagle indicated that it would amend the Form 8-K with 71 days of the required date of filing to include the financial information required by Item 9.01 of Form 8-K. This amendment to the November 5, 2014 Form 8-K is being filed to provide such financial information, which is included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report.

Item 9.01.    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

            (i)  The audited consolidated balance sheets of VHB at December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, changes in stockholders' equity and cash flows for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and incorporated by reference herein (the "2013 VHB Audited Information").

           (ii)  The audited consolidated balance sheets of VHB at December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, changes in stockholders' equity and cash flows for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.2 and incorporated by reference herein (the "2012 VHB Audited Information").

          (iii)  The unaudited consolidated balance sheets of VHB at June 30, 2014 and 2013, and the related consolidated statements of income, comprehensive income, changes in stockholders' equity and cash flows for the six months ended June 30, 2014 and 2013, are attached hereto as Exhibit 99.3 and incorporated by reference herein (the "VHB Unaudited Information").

(b)    Pro Forma Financial Information.    The unaudited pro forma combined balance sheet of Eagle and VHB as of June 30, 2014, and the unaudited pro forma combined statements of income for the six months ended June 30, 2014 and the year ended December 31, 2013, and the related notes thereto, are attached hereto as Exhibit 99.4 and incorporated by reference herein (the "Eagle/VHB Pro Forma Information").

(c)    Shell Company Transactions.    Not applicable.

(d)    Exhibits.

23.1	Consent of Yount, Hyde & Barbour, P.C.
99.1	2013 VHB Audited Information
99.2	2012 VHB Audited Information
99.3	VHB Unaudited Information
99.4	Eagle/VHB Pro Forma Information

 Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.
By:	/s/ RONALD D. PAUL Ronald D. Paul, President, Chief Executive Officer

Dated: November 6, 2014

QuickLinks

  Item 9.01. Financial Statements and Exhibits
Signatures